UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               AMENDMENT NO. 1 TO
                                  SCHEDULE 14A

                                 (RULE 14A-101)

                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
   [ ]   Preliminary Proxy Statement
   [ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
   [X]   Definitive Proxy Statement
   [ ]   Definitive Additional Materials
   [ ]   Soliciting Material Pursuant to ss.240.14a-12

                            PALMETTO BANCSHARES, INC.
                            -------------------------
                (Name of Registrant as Specified In Its Charter)

               ---------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
       1) Title of each class of securities to which transaction applies:
       2) Aggregate number of securities to which transaction applies:
       3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
       4) Proposed maximum aggregate value of transaction:
       5) Total fee paid:
[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
       1) Amount Previously Paid:
       2) Form, Schedule or Registration Statement No.:
       3) Filing Party:
       4) Date Filed:


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                            PALMETTO BANCSHARES, INC.
                               301 HILLCREST DRIVE
                               POST OFFICE BOX 49
                          LAURENS, SOUTH CAROLINA 29360

                               AMENDMENT NO. 1 TO
                                 PROXY STATEMENT
            ANNUAL MEETING OF SHAREHOLDERS TO BE HELD APRIL 19, 2005

The purpose of this amendment is to clarify that a shareholder who wishes to present a proposal for inclusion in the Proxy Materials relating to the Company's Annual Meeting of Shareholders to be held in 2006 should ensure that such proposal is received by the Company's Secretary at its principal executive offices, 301 Hillcrest Drive, Laurens, South Carolina 29360, no later than November 15, 2005.